UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2007

NOVA BIOSOURCE FUELS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32531	91-2028450
(State or other	(Commission File Number)	(I.R.S. Employer
Jurisdiction		Identification Number)
of incorporation)

2777 Allen Parkway, Suite 860, Houston, Texas 77019
(Address of Principal Executive Offices)

713-869-6682
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 28, 2007, Scott Petroleum Corporation and a subsidiary of Nova Biosource Fuels, Inc. (the “Company”) entered into Change Order One to the Agreement, dated March 31, 2006, between Scott Petroleum Corporation and such subsidiary, with respect to the design and construction of a 20 million gallon per year biodiesel refinery in Greenville, Mississippi.  The change order memorializes the agreement of the parties for the Company’s subsidiary to build a process tank farm at the refinery, to eliminate certain liquidated damages provisions from the original agreement, to provide for an offset of $2,500,000 against progress payments under the original agreement and for a corresponding credit for payment of the initial tolling fee under the Biodiesel Tolling and Offtake Agreement between Scott Petroleum Corporation and a subsidiary of the Company and for other miscellaneous matters.  In connection with the change order the contract price was increased by $1,623,458.14 to $14,123,458.14 and the contract substantial completion date was revised to September 30, 2007.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 26, 2007, the Board of Directors of the Company increased the size of the Board to eight directors and appointed Mr. Fred Zeidman to fill the newly-created vacancy.  The Board also appointed Mr. Zeidman to the Audit Committee and as Chair of the Nominating and Corporate Governance Committee.  As a non-employee director of the Company, Mr. Zeidman will participate in the Nova Director Compensation Program, which was described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (File No. 000-32531) on August 4, 2006 and is incorporated herein by reference.

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 26, 2007, the Board of Directors of the Company approved an amendment to Section 4.2 of the Company’s Bylaws to set the authorized number of directors of the Company to be not less than three and not more than nine.  This amendment is effective as of June 26, 2007.  A copy of Amendment No. 2 to the Bylaws is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 7.01. REGULATION FD DISCLOSURE.

On July 2, 2007, the Company issued a press release to announce the appointment of Fred Zeidman to the Board, a copy of which is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Exhibit

3.1	Amendment No. 2 to the Bylaws of Nova Biosource Fuels, Inc.

99.1	Press Release dated July 2, 2007

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVA BIOSOURCE FUELS, INC.

	By:	/s/ J.D. McGraw
J.D. McGraw
President

Date: July 2, 2007

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Amendment No. 2 to the Bylaws of Nova Biosource Fuels, Inc.

99.1	Press Release dated July 2, 2007